UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2017

ENDURANCE EXPLORATION GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 4, 2017, Endurance Exploration Group, Inc. ("Endurance" or the “Company”), through its joint venture, Swordfish Partners, filed a legal action in the U.S. District Court for the Middle District of Florida, Tampa Division, (the “Court”) under case number 8:17-CV-01043, against an “Defendant Unknown, Abandoned and Sunken Steamship, its apparel, tackle, appurtenances and cargo”,   in international waters.  The coordinates were filed under seal; however, the complaint states the vessel is lying at a depth of over 100 feet and approximately 40 miles East of Wilmington, North Carolina.

On May 31, 2017 the Clerk of the Court issued a Warrant of Arrest against said vessel and her cargo, directing the United States Marshal to take custody of the vessel, her apparel, tackle and appurtenances, and her cargo and to retain custody of the same pending further order of this Court.

Endurance wishes to announce that on June 12, 2017 and by order of the U.S. Magistrate Judge, Endurance’s joint venture was appointed substitute custodian of the hull fragments recovered from the wreck site and all future artifacts recovered from the wreck site, subject to conservation and safekeeping arrangements deem sufficient by the Court.

More information about Endurance is available at the follow sites:

http://www.eexpl.com/

www.facebook.com/EnduranceExplorationGroup

Cautionary Information Regarding Forward-Looking Statements.

This Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates," "will," or "plans" to be uncertain and forward looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties including but not limited to legal and operational risks of offshore, historic shipwreck recovery.

Forward-looking statements contained in this Form 8-K is made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from the anticipated. The information contained in this release is as of June 28, 2017. Endurance Exploration Group, Inc assumes no obligation to update forward-looking statements contained in this Form 8-K as the result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE EXPLORATION GROUP, INC.
Dated: June 28, 2017	By:	/s/ Micah Eldred
Name: Micah Eldred Title: President and Chief Executive Officer

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